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                                                                    Exhibit 23.2



                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of The Learning Company, Inc. (the "Company") of our report dated March 2, 1998, relating to the combined financial statements of Mindscape Group which appear in the Company's Current Report on Form 8-K/A, dated March 27, 1998.



/s/ PricewaterhouseCoopers LLP
------------------------------
PricewaterhouseCoopers LLP


San Jose, California
November 6, 1998